SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Prospectus and all currently effective supplements thereto for each of the listed funds:

Scudder Asset Management Fund -- Premier Class
Scudder EAFE Equity Index Fund -- Premier Class
Scudder Equity 500 Index Fund -- Investment Class
Scudder Equity 500 Index Fund -- Premier Class
Scudder Lifecycle Long Range Fund -- Investment Class
Scudder Lifecycle Mid Range Fund -- Investment Class
Scudder Lifecycle Short Range Fund -- Investment Class
Scudder S&P 500 Index Fund
Scudder US Bond Index Fund -- Premier Class


On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Company. Under this agreement, it is proposed that for funds organized as master/feeder funds, Deutsche Asset Management, Inc. ("DeAM, Inc.") would continue as investment advisor of each master portfolio of the above-referenced feeder funds. For Scudder S&P 500 Index Fund, it is proposed that Deutsche Investment Management Americas Inc. ("DIMA") would continue as the fund's investment manager. In each case, it is proposed that NTI would become a sub-advisor to the master portfolios. These changes are expected to be complete, pending Board and shareholder approval and satisfaction of certain other conditions, within three to six months from the date of closing of the transaction. From the date of the closing of the transaction (on or about January 31, 2003) until the shareholders of the funds approve the sub-advisory agreements with NTI, the investment advisory personnel who provide services to each of the above-referenced funds will be employees of NTI but will be seconded (leased) from NTI to DeAM, Inc. or DIMA, as applicable, and will continue to manage the funds pursuant to current advisory agreements. After the shareholders approve the new sub-advisory agreements, the employees will no longer be leased to DeAM, Inc. or DIMA, but are expected to continue to provide services to the funds under the sub-advisory agreements as employees of NTI.

Supplement to the currently effective Prospectus and all currently effective supplements thereto for each of the listed funds:

Scudder S&P 500 Stock Fund
Scudder Select 500 Fund


On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Company. Under this agreement, it is proposed that Deutsche Investment Management Americas Inc. ("DIMA") would remain an investment advisor to each of the above-referenced funds and that NTI would become a sub-advisor to the funds, subject to Board and shareholder approval and satisfaction of certain other conditions, within three to six months from the date of closing of the transaction. From the date of the closing of the transaction (on or about January 31, 2003) until shareholders of the funds approve the sub-advisory agreements with NTI, the investment advisory personnel who provide services to each of the above-referenced funds will be employees of NTI but will be seconded (leased) from NTI to DIMA and will continue to manage the funds pursuant to current advisory agreements. After the shareholders approve the new sub-advisory agreements, the employees will no longer be leased to DIMA but are expected to continue to provide services to the funds under the sub-advisory agreements as employees of NTI.










January 31, 2003